UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2022
 _________________________________
Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor
Los Angeles,	California	90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable
(Former name or former address, if changed since last report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HPP	New York Stock Exchange
4.750% Series C Cumulative Redeemable Preferred Stock	HPP Pr C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On February 25, 2022, Hudson Pacific Properties, Inc. (the “Company”) entered into accelerated share repurchase agreements with Bank of America, N.A. (“Bank”) under which the Company will purchase, in the aggregate, $200 million of its own outstanding common stock, par value $0.01 per share (the “Common Stock”).

Under Confirmation agreements dated February 25, 2022 (the “Agreements”), on February 28, 2022, Bank will deliver to the Company 3,315,133 shares of Common Stock and on or prior to March 11, 2022 Bank will deliver to the Company approximately 3.4 million shares of Common Stock. The aggregate number of shares of Common Stock to be delivered under the Agreements will be based generally upon a discount to the Rule 10b-18 volume-weighted average price at which the shares of Common Stock trade during the regular trading sessions on the New York Stock Exchange during the term of the Agreements. At final settlement, Bank may be obligated to deliver additional shares of Common Stock to the Company or the Company may be obligated to make delivery of shares of Common Stock or a cash payment to Bank, at the Company’s option. The Company expects final settlement of the share repurchases under the Agreements to occur during the third quarter of 2022.

The Agreements are subject to certain customary adjustments and termination provisions. In addition, upon the occurrence of certain extraordinary events, Bank is entitled to terminate the Agreements, in which case the Company may receive fewer shares of Common Stock than expected.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date:	February 28, 2022	By:	/s/ Mark Lammas
Mark Lammas President